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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
First Horizon Pharmaceutical Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First Horizon Pharmaceutical Corporation

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2003

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of First Horizon Pharmaceutical Corporation, a Delaware corporation ("First Horizon"), will be held at 6195 Shiloh Road, Alpharetta, Georgia 30005, on Friday, May 16, 2003, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

  1.
  To elect two Class A Directors to First Horizon's Board of Directors; and

  2.
  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        Only stockholders who held their shares at the close of business on April 7, 2003, the record date, are entitled to notice of, and to vote at the Annual Meeting or any adjournments thereof.

        A copy of First Horizon's 2002 Annual Report containing financial statements is enclosed.

        YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. WE INVITE ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

By Order of the Board of Directors

Mahendra G. Shah, Ph.D. Chairman, Chief Executive Officer and President

Alpharetta, Georgia
April 14, 2003

FIRST HORIZON PHARMACEUTICAL CORPORATION
 6195 SHILOH ROAD
ALPHARETTA, GEORGIA 30005

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2003

SOLICITATION AND REVOCATION OF PROXIES

        The enclosed proxy is solicited by and on behalf of the Board of Directors of First Horizon Pharmaceutical Corporation, a Delaware corporation ("First Horizon" or the "Company"), for use at First Horizon's 2003 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, May 16, 2003 at 10:00 a.m., Eastern Daylight Time, at the Company's Corporate Headquarters at 6195 Shiloh Road, Alpharetta, Georgia 30005, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

        The Company is bearing all the expenses associated with this solicitation. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by mail, fax or personal calls. The Company has requested brokers and nominees who hold stock in their name to furnish this proxy material to their customers and the Company will reimburse such brokers and nominees for their related out-of-pocket expenses.

        Holders of record of First Horizon's common stock at the close of business on April 7, 2003 will be eligible to vote at the meeting. First Horizon's stock transfer books will not be closed. At the close of business on April 7, 2003, First Horizon had outstanding a total of 34,696,097 shares of common stock. Each such share will be entitled to one vote, non-cumulative, at the meeting.

        Other than the matters set forth herein, management is not aware of any other matters that may come before the meeting. If any other business should properly come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote the shares represented by the effective proxies and intend to vote them in accordance with their best judgment.

        The Company's Board of Directors has designated the two persons named on the enclosed proxy card, Mahendra G. Shah, Ph.D. and Jon S. Saxe, to serve as proxies in connection with the Annual Meeting. These proxy materials and the accompanying Annual Report are being mailed on or about April 14, 2003 to our stockholders of record on April 7, 2003.

IMPORTANT

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED TO FIRST HORIZON'S TRANSFER AGENT AT LASALLE BANK NATIONAL ASSOCIATION, ATTENTION: PROXY DEPARTMENT, 135 SOUTH

LASALLE STREET, CHICAGO, ILLINOIS 60603, TO BE RECEIVED NO LATER THAN MAY 15, 2003. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO FIRST HORIZON OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

VOTING PROCEDURES

REVOCABILITY OF PROXIES

You may revoke any proxy you execute at any time prior to its use at the Annual Meeting by:

  •
  delivering written notice of revocation to our Secretary at the Company's Corporate Headquarters;

  •
  delivering an executed proxy bearing a later date to the Company's Secretary; or

  •
  attending the Annual Meeting and voting in person.

RECORD DATE

        The Company's Board of Directors has fixed the close of business on April 7, 2003, as the record date for determining which stockholders are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, 34,696,097 shares of the Company's common stock were outstanding.

VOTING; QUORUM

        Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Stockholders are not entitled to cumulate their votes. The presence, in person or by proxy, of the holders of a majority of the Company's outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting.

        If a quorum is present at the Annual Meeting, the two nominees who receive the greatest number of votes cast for the election of Class A Directors by the shares present and voting in person or by proxy will be elected as Class A Directors.

EFFECT OF ABSTENTIONS

        If you abstain from voting, your shares will be deemed present at the Annual Meeting for purposes of determining whether a quorum is present. Each Class A Director will be elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstentions from voting will not affect the outcome of the election.

EFFECT OF BROKER NON-VOTES

        If a broker holds your shares in street name, you should instruct your broker how to vote. If you do not provide voting instructions, the broker will have discretionary voting authority. Broker non-votes are deemed present at the Annual Meeting for purposes of determining whether a quorum is present. However, broker non-votes are not counted as votes "for" or "against" the election of the Class A Directors.

PROXY PROCEDURE

        When a proxy card is properly dated, executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the instructions specified in the proxy. If no specific instructions are specified, the shares will be voted "for" the election of the two Director nominees described below. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment with respect to such matters.

PROPOSAL 1
NOMINATION AND ELECTION OF CLASS A DIRECTORS

        The persons named in the enclosed proxy will vote to elect the nominees named below under "Nominees for Class A Director" unless instructed otherwise in the proxy. The two persons receiving the greatest number of votes shall be the persons elected as Class A Directors. Shares represented by proxies which are marked "withhold authority" for either nominee will have the same effect as a vote "against" the nominee. The Class A Directors are to hold office until the 2006 annual meeting of stockholders and until their respective successors are duly qualified and elected.

        The name and certain information concerning the persons nominated to be elected as Class A Directors by the Board of Directors at the Annual Meeting is set forth below.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW UNDER "NOMINEES FOR CLASS A DIRECTOR."

        Although the nominees have consented to serve as a Director if elected, and the Board of Directors has no reason to believe that the nominees will be unable to serve as a Director, if either nominee or both nominees withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The following information regarding the Company's Directors and executive officers, including the nominees, is relevant to your consideration of the slate proposed by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

        The current directors and executive officers of the Company are as follows:

Name	Age	Position
Mahendra G. Shah, Ph.D. (1)	58	Chairman of the Board, Chief Executive Officer and President
Darrell Borne	41	Chief Financial Officer, Secretary and Treasurer
Jack Spencer	53	Vice President of Sales
Andrew D. Shales	42	Vice President of Marketing
Jerry N. Ellis (2)(3)	65	Director
John N. Kapoor, Ph.D.	59	Director
Pierre Lapalme (2)(4)	62	Director
Jon S. Saxe (2)(3)(4)	66	Director
Patrick J. Zenner (3)(4)	56	Director

(1)
Member of Stock Option Subcommittee.
(2)
Member of the Audit Committee.
(3)
Member of Nominating/Corporate Governance Committee.
(4)
Member of the Compensation Committee.

        The Board of Directors is divided into three classes, with each class holding office for staggered three-year terms. The terms of Class A Directors, Jerry N. Ellis and John N. Kapoor, Ph.D., expire in 2003 at the Annual Meeting for which proxies are being solicited pursuant to this Proxy Statement. The terms of Class B Directors, Mahendra G. Shah, Ph.D. and Jon S. Saxe, expire in 2004 and the terms of the Class C Directors, Pierre Lapalme and Patrick J. Zenner, expire in 2005. All executive officers of the Company are chosen by the Board of Directors and serve at its discretion. There are no family relationships among the Company's officers and Directors.

NOMINEES FOR CLASS A DIRECTOR

        The following persons' names will be placed in nomination for election to the Board of Directors. The shares represented by the proxy cards returned will be voted FOR the election of these nominees unless you specify otherwise or unless authority to vote for either nominee has been withheld in the proxy.

        Jerry N. Ellis was elected a Director in November 2000 and his current term as Director will expire at the Annual Meeting. Mr. Ellis has over thirty years of auditing and accounting experience. From 1994 to 2000, Mr. Ellis was a consultant to Arthur Andersen LLP for services focusing on international auditing, audit committee practices, business risk management and training. From 1973 to 1994, he was a partner at Arthur Andersen in their Dallas, Madrid and Chicago offices. From 1962 to 1973, Mr. Ellis was an auditor at Arthur Andersen. Mr. Ellis is a director of Akorn, Inc. and an Adjunct Professor of Advanced Auditing at the University of Iowa. Mr. Ellis is a Certified Public Accountant and received B.B.A. and M.B.A. degrees from the University of Iowa.

        John N. Kapoor, Ph.D. has been a Director since 1996, and his present term as Director will expire at the Annual Meeting. Dr. Kapoor has over twenty years of experience in the healthcare field through his ownership and management of healthcare-related businesses. In 1990, Dr. Kapoor founded Kapoor- Pharma Investments, L.P., the Company's largest stockholder, and its managing partner, EJ Financial Enterprises, Inc., of which he is the president and sole stockholder. EJ Financial provides general funds and strategic advice to healthcare businesses. Dr. Kapoor is the Chairman of Optioncare, Inc., Akorn, Inc., Introgen Therapeutics, Inc. and Neopharm, Inc. Dr. Kapoor is a Chairman of several private companies and a director of several other private companies. Dr. Kapoor received a B.S. degree from Bombay University and a Ph.D. degree in Medicinal Chemistry from the State University of New York.

        Dr. Kapoor has served as Interim Chief Executive Officer of Akorn since March 2001. In April 2002, Akorn announced that it had been informed by the staff of the Securities and Exchange Commission that the staff planned to recommend to the Commission that it bring an enforcement action against Akorn for injunctive relief concerning alleged misstatements in periodic reports for fiscal 2000 as a result of an alleged failure to adequately reserve for doubtful accounts receivable and alleged overstatement of accounts receivable balances. Mr. Ellis became a director of Akorn after the relevant periods which are the subject of the Securities and Exchange Commission inquiry.

        Dr. Kapoor was previously the Chairman and President of Lyphomed Inc. Fujisawa Pharmaceutical Co. Ltd. was a major stockholder of Lyphomed from the mid-1980s until 1990, at which time Fujisawa completed a tender offer for the remaining shares of Lyphomed, including the shares held by Dr. Kapoor. In 1992, Fujisawa filed suit in federal district court in Illinois against Dr. Kapoor alleging that between 1980 and 1986, Lyphomed filed a large number of allegedly fraudulent new drug applications with the FDA, and that Dr. Kapoor's failure to make certain disclosures to Fujisawa constituted a violation of federal securities laws and the Racketeer Influenced and Corrupt Organizations Act. Fujisawa also alleged state law claims. Dr. Kapoor countersued, and in 1999, the litigation was settled on terms mutually acceptable to the parties. The terms of the settlement are subject to a confidentiality agreement. Dr. Kapoor also controls Inpharmakon Corporation, a party to one of our development agreements. Dr. Kapoor is the trustee of the John N. Kapoor Trust, dated September 30, 1989, which is a partner in Kapoor-Pharma Investments, L.P.

OTHER DIRECTORS AND EXECUTIVE OFFICERS

        Mahendra G. Shah, Ph.D. is the Chairman of the Board, Chief Executive Officer and President. Dr. Shah has been a Director since 1993, and his present term as Director will expire at the annual meeting of stockholders to be held in 2004. Dr. Shah became Chief Executive Officer in October 1999 and President in January 2002. From 1991 to 2000, he was a Vice President of EJ Financial Enterprises, Inc., which manages a fund that invests in healthcare companies. EJ Financial Enterprises, Inc. is the managing general partner of Kapoor-Pharma Investments, L.P., the Company's largest stockholder. From 1996 to 2000, he was the President of Protomed Pharmaceuticals, Inc., which is a privately-held drug development company. From 1987 to 1991, he was the senior director of new business development with Fujisawa USA, Inc. Prior to that, he worked in various scientific and management positions with Schering-Plough and Bristol Myers-Squibb Company. He serves on the board of Structural Bioinformatics Inc. and Introgen Therapeutics. He was previously Chairman of Inpharmakon Corporation. Dr. Shah received a Ph.D. degree in Industrial Pharmacy from St. John's University.

        Darrell Borne was appointed Chief Financial Officer in December 2002 and Treasurer and Secretary in January 2003. From 2000 to 2002, Mr. Borne worked for Elastic Networks Inc., where he most recently served as Chief Financial Officer. Mr. Borne also worked from 1996 to 2000 for Rollins, Inc., where he most recently served as Vice President of Finance. Mr. Borne has previously held financial management positions at Rockdale Hospital, Mobil Corporation and Advanced Technology, Inc. He holds a BA in Accounting and an MBA from Marymount University.

        Jack Spencer was appointed Vice President of Sales in December 2002. From 2000 to 2002 Mr. Spencer served as independent consultant for start up companies. From 1996 to 2000, Mr. Spencer was a business director for Pfizer/Parke Davis Pharmaceutical Company. From 1992 to 1996, Mr. Spencer was Vice President and National Sales Director for Novo Nordisk Pharmaceuticals, Inc., Area Sales Director from 1990 to 1992, and a Regional Sales Manager from 1989 to 1990. From 1986 to 1989, Mr. Spencer was a Division Manager for E.R. Squibb & Sons and from 1979 to 1986 was a sales representative. Mr. Spencer graduated from Marshall University in Huntington, West Virginia with a B.A. degree in Education.

        Andrew D. Shales was appointed as Vice President of Marketing in May 2001. From 1997 to May 2001, Mr. Shales held various marketing managerial positions at UCB Pharma, Inc., a global, research-based pharmaceutical company headquartered in Brussels, Belgium. From 1996 to 1997, Mr. Shales directed the marketing of products in the cardiovascular and obesity markets while working at Medeva Pharmaceutical, Inc. Mr. Shales started his career at Solvay Pharmaceuticals, Inc. as a sales representative and also worked as a Market Research Analyst and Product Manager. Mr. Shales graduated from King's College in Wilkes-Barre, Pennsylvania with a B.A. degree in Psychology.

        Pierre Lapalme was elected a Director in April 2000. His term as Director will expire at the annual meeting of stockholders to be held in 2005. Mr. Lapalme has served as the President and Chief Executive Officer of Ethypharm Inc. (North America), a global drug delivery systems company, since 1997. He is non-executive Chairman of the Board of DiagnoCure Inc., a biopharmaceutical company specializing in the development and marketing of products aimed at the diagnosis and treatment of genito-urinary cancers. He is a director of Eximas Pharmaceuticals, a Pennsylvania based company. He is a former member of the Board of the National Pharmaceutical Council U.S.A. and of the Pharmaceutical Manufacturers Association of Canada (PMAC). From 1979 to 1990, Mr. Lapalme was Chief Executive Officer and President of Rhone-Poulenc Canada Inc. and Rhone-Poulenc Pharmaceuticals North America. He was appointed Senior Vice President and General Manager Rhone-Poulenc Rorer North America in 1990 and served in that position until 1994. Mr. Lapalme attended the University of Western Ontario and INSEAD France.

        Jon S. Saxe was elected a Director in January 2000. His term as Director will expire at the annual meeting of stockholders to be held in 2004. He also serves as a director of Protein Design Labs, Inc. of which he served as President from January 1995 to May 1999. In addition, he is a director of Questcor Pharmaceuticals Inc., Incyte Genomics Inc., ID Biomedical Corporation, Insite Vision, SciClone Pharmaceuticals, Inc. and is a director of several private companies. Mr. Saxe served as President of Saxe Associates, a biotechnology consulting firm, from May 1993 to December 1994 and is currently a Principal. He served as the President, Chief Executive Officer and a director of Synergen, Inc., a biopharmaceutical company, from October 1989 to April 1993. Mr. Saxe served in various positions including Vice President of Licensing and Corporate Development and Head of the Patent Law Department for Hoffmann-LaRoche, Inc. from 1960 through 1989. Mr. Saxe received a B.S. Ch.E. degree from Carnegie-Mellon University, a J.D. degree from George Washington University School of Law, and an L.L.M. degree from New York University School of Law.

        Patrick J. Zenner was appointed to the Board of Directors in April 2002. His term as Director will expire at the annual meeting of stockholders to be held in 2005. From 1993 to 2001, Mr. Zenner served as President and Chief Executive Officer of Hoffmann-LaRoche Inc. and served on its Global Pharmaceutical Executive Committee. From 1969 to 1993, Mr. Zenner held various positions at Hoffmann-LaRoche including sales representative and Vice President and General Manager of Roche Laboratories. He is a director of Dendrite International, Praecis Pharmaceuticals Inc., Geron Corporation, Genta Inc., West Pharmaceutical Services, Arqule Inc., CaraGen Corp., and Xoma Ltd. Mr. Zenner received a B.S.B.A. from Creighton University and an M.B.A from Fairleigh Dickinson University.

        A putative class action lawsuit was filed in the United States District Court for the Northern District of Georgia on August 22, 2002 (and two subsequent lawsuits have been filed based upon substantially the same allegations) against the Company, members of the Board of Directors, an officer and former officer (the "Company-related Defendants") and representatives of the Company's underwriters for its public offering completed on April 24, 2002. The complaints generally allege that the Company issued a series of materially false and misleading statements to the market in connection with the Company's public offering on April 24, 2002 and thereafter, relating to the sales of two products, Tanafed Suspension and Prenate GT. The complaints assert that the defendants violated Section 11 and that the Company violated Section 12(a)(2) of the Securities Act of 1933. The complaints further allege violations by the Company and Company-related Defendants of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5

promulgated thereunder. The complaints also allege controlling person liability on behalf of certain of the Company's officers under Section 15 of the Securities Act and Section 20 of the Securities Exchange Act.

        The plaintiffs in these class action lawsuits seek unspecified compensatory damages in an amount to be proven at trial. The Company believes these cases will be consolidated into one putative class action lawsuit. The Company denies the claims made in the lawsuits and intends to vigorously defend against these claims.

        The Company's Bylaws provide that each officer and director shall be indemnified for all losses and expenses (including attorneys' fees and costs of investigation) arising from any action or other legal proceeding, whether civil, criminal, administrative or investigative, including any action by and in the right of the Company, because he is or was a director, officer, employee or agent of the Company or, at the Company's request, of any other organization. In the case of an action by or in the right of the Company, such indemnification is subject to an exception so that no indemnification shall be made for any claim as to which an indemnified person shall have been found to be liable to the Company unless the applicable court determines that under the circumstances the indemnified person is fairly and reasonably entitled to indemnification. The Bylaws also provide for the advancement of expenses with respect to any such action, subject to the officer's or director's agreement to repay any advances if it is determined that he is not entitled to be indemnified. The Bylaws permit the Company to enter into agreements providing to each officer or director indemnification rights substantially similar to those set forth in the Bylaws, and such agreements have been entered into between the Company, each of its executive officers and each of the members of its Board of Directors. Although the form of indemnification agreement offers substantially the same scope of coverage afforded by provisions in the Certificate of Incorporation and Bylaws, it provides greater assurances to officers and directors that indemnification will be available, because, as a contract, it cannot be modified unilaterally in the future by the Board of Directors or by the Company's stockholders to eliminate the rights it provides. Such indemnification provisions apply to all losses and expenses (including defense costs) incurred by the Company's current and former executive officers and each of its Directors as named defendants in the suit described in the preceding paragraphs.

ATTENDANCE AT MEETINGS AND BOARD COMMITTEES

        During the fiscal year ended December 31, 2002, the Board of Directors held a total of eight meetings and also took action by written consent. Each member of the Board of Directors who served on the Board during 2002 attended more than 75% of the meetings of the Board of Directors and committees of the Board of which he was a member.

        The Company maintains a Compensation Committee that is responsible for recommending salaries and incentive compensation for executive officers and administering the Company's 2000 Stock Option Plan, the 2002 Stock Plan and the Employee Stock Purchase Plan. The members of the Compensation Committee are Pierre Lapalme, Jon S. Saxe and, effective April 2002, Patrick J. Zenner. During 2002, the Compensation Committee held three meetings and also took action by written consent.

        In September 2000, the Compensation Committee delegated its authority under the 2000 Stock Plan to a Stock Option Subcommittee to grant certain options to non-executive employees. Mahendra G. Shah, Ph.D. serves as the sole member of the subcommittee.

        The Board of Directors maintains an Audit Committee that is responsible for: (i) serving as an independent and objective party to review the financial statements and management's discussion and analysis of financial condition and results of operations contained in the Company's Annual Report, (ii) reviewing and appraising the audit efforts of the Company's independent public accountants, (iii) providing an open avenue of communication among the independent public accountants, financial and senior management and the Board of Directors, (iv) pre-approving permissible non-audit services to be performed for the Company by its independent public accountants, and (v) the appointment, compensation and oversight of the work of the independent public accountants which audit the Company's financial statements. The current members of the Audit Committee are Jon S. Saxe, Jerry N. Ellis and Pierre Lapalme. Each of the members of the Audit Committee is "independent" as defined in Rule 4200(a)(15) of the NASD listing standards. During 2002, the Audit Committee held six meetings and also took action by written consent. The Audit Committee adopted a written charter on January 24, 2000 that was revised on November 18, 2002. A copy of this revised charter is attached hereto as Appendix A.

        The Board of Directors formed a Nominating/Corporate Governance Committee in January 2003. The Nominating/Corporate Governance Committee is responsible for (i) establishing criteria for membership on the Board of Directors, (ii) identifying individuals qualified to become Board members, (iii) reviewing and considering candidates to the Board of Directors selected by stockholders, (iv) conducting appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates to the Board of Directors, (v) ensuring that the Audit, Compensation and Nominating/Corporate Governance Committees have the benefit of qualified and experienced "independent" directors as defined by the Nasdaq National Market rules, and (vi) developing and recommending to the Board of Directors a set of effective corporate governance policies and procedures applicable to the Company. The current members of the Nominating/Corporate Governance Committee are Patrick J. Zenner, Jerry N. Ellis and Jon S. Saxe.

        The Nominating/Corporate Governance Committee will consider recommendations for nominees for directorships submitted by stockholders. Stockholders who wish the Nominating/Corporate Governance Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the Nominating/Corporate Governance Committee in care of the Secretary of the Company at the Company's principal executive offices under the procedures described at "Future Stockholder Proposals."

        Notwithstanding anything to the contrary set forth in any of First Horizon's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other First Horizon filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

        The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs Audit Committee composition, including the requirement that Audit Committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14). The Board has adopted a written Charter of the Audit Committee.

        The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the financial statements with United States generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2002 with management and the independent auditors, including without limitation, a discussion with the independent auditors of the matters required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with Securities and Exchange Commission.

Jon S. Saxe, Audit Committee Chairman Jerry N. Ellis, Audit Committee Member Pierre Lapalme, Audit Committee Member

        The Company incurred the following fees for services performed by Arthur Andersen LLP and Deloitte & Touche LLP in 2002:

Audit Fees

        Fees to Arthur Andersen LLP in 2002 for the review of a Form 10-Q $10,000 and fees to Deloitte & Touche LLP in 2002 for the year 2002 audit and the review of Forms 10-Q were $125,000.

Financial Information Systems Design and Implementation Fees

        Neither Arthur Andersen LLP nor Deloitte & Touche LLP rendered any services related to financial information systems design and implementation for the year ended December 31, 2002.

All Other Fees

        Aggregate fees billed for all other services rendered by Arthur Andersen LLP for the year ended December 31, 2002 were $675,962, which primarily related to tax services, services related to the Company's follow-on public offering and new accounting pronouncement consulting. Aggregate fees billed for all other services rendered by Deloitte & Touche LLP for the year ended December 31, 2002 were $424,686, which primarily related to tax services. The Audit Committee determined that the payments made to its independent accountants for non-audit services during 2002 were not inconsistent with maintaining Arthur Andersen LLP's or Deloitte & Touche LLP's independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of April 7, 2003 by all persons known by the Company to own beneficially more than five percent (5%) of the common stock of the Company, each Director, each of the persons named as a Named Executive Officer in the Summary Compensation Table in this Proxy Statement, and all Directors and executive officers as a group.

        Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his or her spouse, with respect to all shares of Common Stock listed as owned by that person or entity. Except as otherwise noted below, the address of each person listed below is the Company's address.

        The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares as to which the individual has the right to acquire beneficial ownership within 60 days of April 7, 2003 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Kapoor-Pharma Investments, L.P. (1) 225 E. Deerpath, Suite 250 Lake Forest, IL 60045	9,247,791	27%
Delaware Management Holdings (2) 2005 Market Street Philadelphia, PA 19103	3,046,657	9%
Franklin Resources, Inc. (3) One Franklin Parkway San Mateo, CA 94403	2,055,528	6%
J. P. Morgan Chase & Co. (4) 270 Park Avenue New York, NY 10017	2,087,742	6%
Directors and Named Executive Officers
John N. Kapoor, Ph.D. (1)	9,247,791	27%
Mahendra G. Shah, Ph.D. (5)	1,131,215	3%
Balaji Venkataraman (6)	622,250	2%
Christopher Offen (7)	214,400	1%
Michael Leone	1,500	*
William G. Campbell (8)	90,815	*
Andrew Shales (9)	31,250	*
Jerry N. Ellis (10)	10,125	*
Pierre Lapalme (11)	14,100	*
Jon S. Saxe (12)	19,875	*
Patrick J. Zenner (13)	24,825	*
All current directors and executive officers as a group (9 persons) (14)	10,479,181	30%

*
Represents less than one percent ownership.
(1)
John N. Kapoor, Ph.D., one of the Company's directors, is the president and sole stockholder of the managing general partner of Kapoor-Pharma Investments, L.P. In such capacity, Dr. Kapoor has the authority to vote and dispose of the shares owned by Kapoor-Pharma Investments and is therefore deemed the beneficial owner of those shares.
(2)
Based on a Schedule 13G filed on behalf of Delaware Management Holdings and Delaware Management Business Trust. According to that Schedule 13G, the reporting beneficial owners had sole power to vote or direct the vote of 3,035,528 shares, shared power to vote or direct the vote of no shares, sole power to dispose or to direct the disposition of 3,037,657 shares and shared power to dispose or to direct the disposition of 9,000 shares.
(3)
Based on a Schedule 13G filed on behalf of Franklin Resources, Inc., Charles B. Johnson and Rupert H. Johnson, Jr. According to that Schedule 13G, each of the reporting beneficial owners had sole power to vote or to direct the vote of and sole power to dispose or to direct the disposition of no shares of the Company's common stock.
(4)
Based on a Schedule 13G filed on behalf of J. P. Morgan Chase & Co. According to that Schedule 13G, the reporting beneficial owner had the sole power to vote or to direct the vote of 1,907,903 shares, the shared power to vote or to direct the vote of no shares, the sole power to dispose or to direct the disposition of 2,082,605 shares and the shared power to dispose or to direct the disposition of 5,137 shares.

(5)
Includes 658,125 shares of common stock issuable upon exercise of stock options exercisable within 60 days. Also includes 15,000 shares that Dr. Shah owns as custodian for his daughter that he may be deemed to beneficially own and 458,090 shares owned by Shah Investors L.P. of which Dr. Shah is general partner. In such capacity, Dr. Shah has the authority to vote and dispose of the shares owned by Shah Investors L.P. and is therefore deemed the beneficial owner of those shares.
(6)
Includes 569,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(7)
Includes 212,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(8)
Includes 69,375 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(9)
Includes 31,250 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(10)
Includes 10,125 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(11)
Includes 13,875 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(12)
Includes 13,875 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(13)
Includes 3,825 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(14)
Includes 731,075 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

EXECUTIVE COMPENSATION

        The following table provides certain summary information concerning compensation paid by the Company to its Chief Executive Officer and the other four most highly compensated executive officers of the Company serving as executive officers at December 31, 2002 and one executive officer who was not an executive officer at December 31, 2002 but who would have been among the other four most highly compensated executive officers of the Company for the year ended December 31, 2002 (the "Named Executive Officers").

Summary Compensation Table

Long-Term Compensation Awards Shares Underlying Options
Annual Compensation
Name and Principal Position							All Other Compensation
	Year	Salary		Bonus
Mahendra G. Shah, Ph.D. Chairman, Chief Executive Officer and President	2002 2001 2000	$ $ $	278,750 247,917 162,500	$ $	42,000 250,000 —	— 472,500 —	$ $	6,563 5,430 —	(1) (1)
Balaji Venkataraman Former Executive Vice President and Chief Operating Officer	2002 2001 2000	$ $ $	183,542 148,787 112,500	$ $ $	28,000 75,000 7,172	— 262,500 —	$ $ $	285 180 171	(2) (2) (2)
Christopher Offen Former Executive Vice President and Chief Commercial Officer	2002 2001 2000	$ $	169,167 143,750 —	$ $	26,000 75,000 —	— 152,500 —	$ $	6,285 180 —	(3) (3)
Andrew D. Shales Vice President, Marketing	2002 2001 2000	$ $	136,292 70,000 —	$ $	21,000 42,000 —	40,000 72,500 —	$ $	4,760 105 —	(4) (4)
Michael Leone. Former Vice President, Sales	2002 2001 2000	$ $ $	129,167 110,000 53,452	$ $	13,750 27,500 —	5,000 48,750 37,500	$ $	89,300 1,830 —	(5) (5)
William G. Campbell Former Vice President of Administration and Controller	2002 2001 2000	$ $ $	114,292 97,496 85,833	$ $	18,000 29,400 —	— 30,000 52,500	$ $ $	5,785 5,080 1,776	(6) (6) (6)

(1)
Represents $5,250 and $6,278 contributed under the Company's 401(k) plan in 2001 and 2002, respectively, and $180 and $285 for term life insurance premiums in 2001 and 2002, respectively.
(2)
Represents $171, $180 and $285 for term life insurance premiums in 2000, 2001 and 2002, respectively.
(3)
Represents $6,000 contributed under the Company's 401(k) Plan in 2002 and $180 and $285 for term life insurance premiums in 2001 and 2002, respectively.
(4)
Represents $4,475 contributed under the Company's 401(k) Plan in 2002 and $105 and $285 for term life insurance premiums in 2001 and 2002, respectively.
(5)
Represents $1,650 and $4,265 contributed under the Company's 401(k) plan in 2001 and 2002, respectively, and $180 and $285 for term life insurance premiums in 2001 and 2002, respectively. Represents severance payments totaling $84,750 which were accrued in 2002. Mr. Leone ceased to be the Vice President of Sales as of December 10, 2002.
(6)
Represents $1,605, $4,900 and $5,500 contributed under the Company's 401(k) plan in 2000, 2001 and 2002, respectively and $171, $180 and $285 for term life insurance premiums in 2000, 2001 and 2002, respectively.

Stock Option Grants

        The following tables show for the year ended December 31, 2002, information regarding options granted to, exercised by, and held at year end by the Named Executive Officers.

        Amounts reported in the potential realizable value column below are hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, calculated by assuming that the underlying stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option (7 years). The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price.

Option Grants in Fiscal Year 2002

							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Individual Grants
	Number of Securities Underlying Options Granted		Percentage of Total Options Granted To Employees In Fiscal Year (1)		Market Price on Date of Grant
Name				Exercise Price Per Share		Expiration Date
							5%	10%
Mahendra G. Shah, Ph.D.	—		—	—	—	—	—	—
Balaji Venkataraman	—		—	—	—	—	—	—
Christopher Offen	—		—	—	—	—	—	—
Andrew D. Shales	40,000	(2)	5.27%	$3.87	$3.87	11/18/2009	$63,019	$146,861
Michael Leone	5,000	(3)	0.66%	$29.15	$29.15	2/28/2003	$—	$—
William G. Campbell	—		—	—	—	—	—	—

(1)
In 2002, options to purchase a total of 758,350 shares of common stock were granted.
(2)
The option holder may exercise the option to purchase 25% of these shares of common stock on November 18, 2003 and an additional 25% per year on the next three anniversaries thereof.
(3)
These options are fully vested and have expired.

        The following table sets forth information concerning the exercise of options during 2002 by each of the Company's Named Executive Officers and the number and value of unexercised options held by each of the Company's Named Executive Officers on December 31, 2002. The fair market value of the Company's common stock is based on a price of $7.44 per share which was the average of the high and low sale price on December 31, 2002 as reported on the Nasdaq National Market.

Aggregated Option Exercises in Fiscal 2002 and Year-End Option Values

			Number of Shares Underlying Unexercised Options at Year Ended December 31, 2002		Value of Unexercised in-the-Money Options at Year Ended December 31, 2002
Name	Shares Acquired Upon Exercise	Realized Value
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mahendra G. Shah, Ph.D.	—	$—	615,000	457,500	$3,022,538	$584,513
Balaji Venkataraman	—	$—	283,125	256,875	$1,287,075	$351,713
Christopher Offen	—	$—	38,124	114,376	$—	$—
Andrew D. Shales	—	$—	18,125	94,375	$—	$142,800
Michael Leone	—	$—	85,625	—	$5,231	$—
William G. Campbell	—	$—	35,625	48,750	$120,403	$55,256

EXECUTIVE OFFICERS' EMPLOYMENT AGREEMENTS

        On February 12, 2003, the Company entered into employment agreements with Mahendra G. Shah, Ph.D., Balaji Venkataraman, Darrell Borne, Christopher Offen, Andrew Shales and Jack Spencer. On February 13, 2003, the Company entered into an employment agreement with William G. Campbell. These employment agreements may be terminated by the Company with or without cause. The officers may terminate employment upon sixty days' written notice to the Company. Upon termination of Dr. Shah and Messrs. Venkataraman, Borne, Offen, Shales, Spencer and Campbell without cause, as defined in the agreement, or upon his death, each officer or his estate will be entitled to receive his salary for twenty-four, twelve, six, twelve, six, six and six months, respectively, following termination, a lump sum equal to 200%, 100%, 50%, 100%, 50%, 50% and 50%, respectively, of the bonus he received the preceding calendar year, if any, continued health insurance coverage substantially equivalent to that provided to the officer prior to termination for twenty-four, twelve, six, twelve, six, six and six months, respectively, following termination, and all of the officer's unvested options will immediately vest and become exercisable.

        Upon termination by the Company for cause or termination by the officer, each officer or his estate will be entitled to receive all accrued but unpaid salary as of the date of termination. Upon any termination of these agreements, each officer will have ninety days from the date of termination to exercise any vested options.

        These employment agreements provided for minimum annual base salaries of $300,000 for Dr. Shah, $193,000 for Mr. Venkataraman, $140,000 for Mr. Borne, $177,000 for Mr. Offen, $147,000 for Mr. Shales, $145,000 for Mr. Spencer and $115,000 for Mr. Campbell. These employment agreements entitle each officer to receive a bonus not to exceed a certain percentage of his salary based upon criteria determined by the Compensation Committee. The Board retains the right to award additional compensation to each officer based on the officer's contributions to the Company.

        The agreements provide that in the event of a change of control, as defined in the agreements, all options become fully vested and immediately exercisable. The employment agreements restrict each officer from directly or indirectly performing services for a competing business substantially similar to those he performs for the Company during that officer's employment with the Company and for eighteen months following employment. A business is a competing business if it is engaged in the development, marketing or sale of prescription drug products, including generic and non-generic drug products, which are competitive with: (1) those products being marketed by the Company at the time of the executive's termination; or (2) those products that the executive was aware were under development by the Company and expected to be marketed within two years of the executive's termination.

        The employment agreements also restrict each officer from soliciting the Company's suppliers, customers or clients with whom the executive dealt, or with whom anyone in the executive's direct chain of command dealt, on behalf of the Company within the year preceding the executive's termination of employment, for the purpose of purchasing drug products (or ingredients of drug products) or selling or marketing drug products, including generic and nongeneric drug products, which are competitive with: (1) those products being marketed by the Company at the time of the executive's termination; or (2) those products that the executive was aware were under development by the Company and expected to be marketed within two years of the executive's termination. These employment agreements incorporate a document which prohibits each officer from disclosing any of the Company's trade secrets, confidential information or ideas that the officer may have acquired or developed relating to the Company's business for five years following termination of employment.

        The Company entered into a separation agreement and mutual release with Mr. Campbell on March 3, 2003 and with Messrs. Venkataraman and Offen on March 5, 2003. Pursuant to the separation agreements, in addition to the provisions set forth in Messrs. Campbell, Venkataraman and Offen's employment agreements, the Company agreed to pay the severance amounts in Messrs. Campbell, Venkataraman and Offen's employment agreements even though they resigned. In addition, the Company agreed to pay Mr. Campbell $19,000, Mr. Venkataraman $75,000 and Mr. Offen $2,000 in addition to the severance payments due under their respective employment agreements. The agreement with Mr. Offen gives him the option to purchase the Company vehicle the Company had leased for him and the option to purchase business equipment previously provided by the Company. Also under these agreements, Messrs. Venkataraman and Offen have each agreed to provide at least eighty hours of consulting services to the Company between the date of the agreements and April 30, 2003.

        The Company entered into a letter agreement with Michael Leone on December 10, 2002 outlining the post employment covenants in his employment agreement dated January 21, 2002 and outlining the severance benefits in such employment agreement including salary and benefits for six months after termination of his employment commencing January 1, 2003.

DIRECTOR COMPENSATION

        The Company reimburses each member of the Board of Directors for out-of-pocket expenses incurred in connection with attending Board meetings. Each Director who is not an employee also received in 2002 a fee of $15,000 per year, $1,250 for each Board meeting attended and $500 for participation on each Board telephonic conference. Effective January 1, 2003, each Director who is not an employee will receive a fee of $20,000 per year, $1,500 for each Board Meeting attended and $500 for participation on each Board telephonic conference. Each director will receive $500 for each Board Committee meeting attended in person or by phone and the Chairman of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee will each receive an additional fee of $5,000 per year. Each Director who is not an employee and not affiliated with a greater than 10% stockholder receives options to purchase shares of the Company's common stock upon election to the Board and annually after the Company's annual meeting of stockholders.

        During July 2002, the Company paid $6,400 plus expenses to Patrick J. Zenner for performing a review for and on behalf of the Board of Directors of the Company's sales force alignment and prescription trends. Also during July 2002, the Company paid $6,400 plus travel expenses to Jerry N. Ellis for performing a review for and on behalf of the Board of Directors of the Company's internal controls, budgeting procedures and cash protection procedures.

        Notwithstanding anything to the contrary set forth in any of First Horizon's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other First Horizon filings, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filings.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors currently administers the Company's executive compensation program. The members of the Compensation Committee who determined salary for 2002 were Pierre Lapalme and Jon S. Saxe. The members of the Compensation Committee who determined bonus compensation for 2002 were Pierre Lapalme, Jon S. Saxe and Patrick J. Zenner.

General Compensation Philosophy

        The role of the Compensation Committee is to recommend the salaries and other compensation of the executive officers of the Company, and to make grants under, and to administer, the Company's stock option and employee stock purchase plans. The Company's compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables the Company to attract, motivate, reward and retain key executives and employees. Accordingly, each executive officer's compensation package may, in one or more years, be comprised of the following three elements:

  •
  base salary that is designed primarily to be competitive with base salary levels in effect at similar companies and companies with which the Company competes for executive personnel;

  •
  annual variable performance awards, such as bonuses, payable in cash and tied to the achievement of performance goals, financial or otherwise; and

  •
  long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

Executive Compensation

        Base Salary. Salaries for executive officers for 2002 were generally determined by the Compensation Committee on an individual basis by evaluating the Company's performance and each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

        Annual Incentive Awards. The Company had no formal management incentive plan in 2002. The Compensation Committee considered several factors in determining bonuses for 2002 including:

  •
  the position held by the executive to whom the bonus was paid;

  •
  total compensation paid by comparable companies to similarly situated executives;

  •
  the performance of the executive;

  •
  the development of the Company as measured by our growth in revenues, increases in doctors prescribing our products and increases in the number of sales representatives.

        Long-Term Incentive Awards. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of the Company's stockholders and encourages executive officers to remain in the Company's employ. In 2002, the Compensation Committee granted stock options in accordance with the 2000 Stock Plan and the 2002 Stock Plan. During 2002, stock options were granted to five executive officers as incentives to aid in the retention of these executive officers and to align their interests with those of the stockholders. The number of shares subject to each stock option granted is within the discretion of the Compensation Committee and is based on anticipated future contribution and ability to impact the Company's results, past performance and evaluation of other compensation. The stock options granted in 2002 generally become exercisable over a four-year period and were granted at an exercise price equal to the fair market value of the Company's common stock on the date of grant.

Chief Executive Officer Compensation

        During 2002, Mahendra G. Shah, Ph.D. served as Chief Executive Officer. Dr. Shah received a base salary in 2002 of $278,750. His salary was based upon his previous service to the Company, upon salaries paid to chief executive officers of comparable pharmaceutical companies and on his performance during 2001. Dr. Shah received a bonus for 2002 of $42,000. His bonus was based on his contribution in connection with the acquisition of Sular, a 66% increase in net revenues in 2002 over 2001, and the launching of two line extensions, Tanafed DP and Tanafed DMX, to Tanafed Suspension and Tanafed DM. Dr. Shah received no options in 2002.

Pierre Lapalme, Compensation Committee Chairman Jon S. Saxe, Compensation Committee Member Patrick J. Zenner, Compensation Committee Member

        Notwithstanding anything to the contrary set forth in any of First Horizon's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other First Horizon filings, including this proxy statement, in whole or in part, the following Performance Graph shall not be incorporated by reference into any such filings.

STOCK PRICE PERFORMANCE GRAPH

        Set forth below is a line-graph presentation comparing the cumulative stockholder return on First Horizon's common stock against cumulative total returns of the Russell 2000 Index and the Nasdaq Pharmaceutical Index. The performance graph shows total return on investment for the period beginning May 31, 2000 when the Company's common stock began trading on the Nasdaq National Market and ending December 31, 2002. As the JP Morgan H&Q Emerging Pharmaceuticals Index, against which we historically gauged the performance of our common stock, is no longer active, the graph below also compares the cumulative total stockholder return on our common stock with the cumulative total return on the JP Morgan H&Q Emerging Pharmaceuticals Index for the period beginning May 31, 2000 and ending December 31, 2001. The stockholder return shown on the graph below is not necessarily indicative of future performance, and the Company will not make or endorse any predictions as to future stockholder returns.

VALUE OF $100 INVESTED ON MAY 31, 2000 AT:

	5/00	12/00	12/01	12/02
FIRST HORIZON PHARMACEUTICAL CORPORATION	100.00	256.26	367.38	93.48
NASDAQ STOCK MARKET (U.S.)	100.00	72.61	57.60	39.82
JP MORGAN H & Q EMERGING PHARMACEUTICALS INDEX	100.00	141.66	125.73
NASDAQ PHARMACEUTICAL INDEX	100.00	118.11	100.66	65.04

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Officers and Directors

        Mahendra G. Shah, Ph.D., the Company's Chairman and Chief Executive Officer's son, Nrupal Shah is employed by the Company as its Human Resources Manager. For 2002, the Company paid Nrupal Shah a salary of $46,000, bonus of $8,100, car allowance benefits totaling $10,400 and granted him options to purchase 4,200 shares of the Company's common stock.

Collaboration Agreement

        In 1998, the Company entered into a Collaboration Agreement with Inpharmakon Corporation under which it acquired rights to the proprietary information for the Company's migraine product FHPC 01 currently under development. Under the Agreement, the Company must develop a workable once-a-day formulation for the drug, conduct clinical trials, file for and obtain regulatory approval, and begin commercial sales of the product within prescribed times. If the Company does not reach specified milestones on a timely basis, Inpharmakon may terminate the Agreement. In the event that Inpharmakon terminates the Agreement, the rights to develop FHPC 01 will revert back to Inpharmakon who will, under certain circumstances, be free to develop and market the product using the once-a-day formulation and the data from clinical trials and all other information acquired or developed by the Company in connection with its development efforts. In addition to the fees that the Company has previously paid to Inpharmakon under the agreement, the Company must also pay Inpharmakon up to an aggregate of $550,000 within thirty days after approval of a new drug application. In the event of commercial sales of the product, the Company must pay royalties at rates which the Company believes are within industry customary ranges. If the Company elects to sell the business opportunity to a third party, the Company must share the proceeds of the sale with Inpharmakon. The John N. Kapoor, Ph.D. Trust owns 50% of the shares of Inpharmakon Corporation. In addition, Dr. Shah was Chairman of Inpharmakon Corporation through December 2000 and owns options to purchase 25,000 shares of Inpharmakon.

        The other owner of Inpharmakon has previously sought to renegotiate some of the terms of this Agreement based on disputes concerning the Company's achievement of milestones. In May 2000, the Company entered into an amendment of this Collaboration Agreement in which both parties released each other from any previous claims or disputes under the Agreement. The amendment deleted provisions permitting Inpharmakon to terminate the Agreement if the Company does not initiate clinical trials within a specified time period after completing a clinical biostudy on the Company's migraine product under development or if the Company does not file an NDA within a specified time period after completing clinical trials.

        Pursuant to this Agreement and its amendment described above, the Company made no payments to Inpharmakon in 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, Directors and 10% stockholders to file reports regarding initial ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Executive officers, Directors and 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of forms filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Exchange Act or written representations from reporting persons, the Company believes that with respect to 2002, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with other than the following: The Form 3 filed on February 6, 2002 reporting the initial security ownership of Michael Leone was filed late, the Form 5 filed on February 15, 2002 reporting Brent Dixon's option grant was filed late, the Form 3 filed on August 6,

2002 reporting Patrick Zenner's initial security ownership was filed late and the Form 4 filed on December 4, 2002 reporting Andrew Shales' option grant was filed late.

INDEPENDENT PUBLIC ACCOUNTANTS

        In May 2002, the Board of Directors selected Deloitte & Touche LLP to audit the financial statements of the Company for the fiscal year ended December 31, 2002. It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to any appropriate questions and to make a statement on behalf of his or her firm, if such representative so desires.

        At a meeting held on May 24, 2002, the Audit Committee recommended and the Board of Directors approved the dismissal of Arthur Andersen LLP ("AA"), as independent auditors of the Company effective May 24, 2002. At this meeting, the Audit Committee also recommended and the Board of Directors approved the engagement of Deloitte & Touche LLP as its independent accountant for the fiscal year ending December 31, 2002 effective June 7, 2002.

        The reports of AA on the Company's financial statements for the two fiscal years ended December 31, 2001 and December 30, 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the Company's fiscal years ended December 31, 2001 and 2000, and in the subsequent interim period through May 24, 2002, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of AA would have caused AA to make reference to the matter in their report. The Company requested AA to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 11, 2002 is filed as Exhibit 16 to the Company's Form 8-K filed on May 31, 2002.

        There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K for the two fiscal years ended December 31, 2001 and December 31, 2000 or for the subsequent interim period through May 24, 2002.

        During the Company's fiscal years ended December 31, 2001 and 2000, and in the subsequent interim period through June 7, 2002, neither the Company nor anyone acting on its behalf consulted Deloitte & Touche LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matter that was either the subject of a disagreement or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

TRANSACTION OF OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

FUTURE STOCKHOLDER PROPOSALS

        Proposals by stockholders intended to be presented at the Company's 2004 Annual Meeting of Stockholders must be received by the Company at its Corporate Headquarters no later than December 16, 2003, in order to be included in the Company's 2004 Proxy Statement. However, in the event that the date of the Company's 2004 Annual Meeting is changed by more than 30 days from this year's Annual Meeting, then proposals must be received within a reasonable time before the Company begins to print and mail its proxy materials.

        The Company's Amended and Restated Bylaws require that in order for stockholders to nominate Directors or bring matters before an Annual Meeting, stockholders must provide notice to the Company's Corporate Headquarters no later than 90 calendar days and no earlier than 130 calendar days prior to the anniversary date of this year's Annual Meeting. In the event that the date of the Company's 2004 Annual Meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after the anniversary date of this year's Annual Meeting, stockholders must provide such notice no later than the later of 90 days prior to the 2004 Annual Meeting or the tenth day following the day on which the notice of the date of the 2004 Annual Meeting was mailed or disclosed by the Company. The Company's Amended and Restated Bylaws specify the procedures and notice requirements for submitting proposals or nominating Directors.

        Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

        Upon The Written Request Of Any Record Or Beneficial Owner Of Common Stock Of First Horizon Whose Proxy Was Solicited In Connection With The 2003 Annual Meeting Of Stockholders, First Horizon Will Furnish Such Owner, Without Charge, A Copy Of Its Annual Report On Form 10-K Without Exhibits For Its Fiscal Year Ended December 31, 2002. Request For A Copy Of Such Annual Report On Form 10-K Should Be Addressed To Sylvia Bedgood, Executive Assistant, First Horizon Pharmaceutical Corporation, 6195 Shiloh Road, Alpharetta, Georgia 30005.

        It Is Important That Proxies Be Returned Promptly. Stockholders Who Do Not Expect To Attend The Meeting In Person Are Urged To Sign, Complete, Date And Return The Proxy Card In The Enclosed Envelope, To Which No Postage Need Be Affixed.

By Order of the Board of Directors

Mahendra G. Shah, Ph.D. Chairman, Chief Executive Officer and President

April 14, 2003

APPENDIX A

AUDIT COMMITTEE CHARTER
OF
FIRST HORIZON PHARMACEUTICAL CORPORATION

adopted January 24, 2000
revised November 18, 2002

I.    PURPOSE

        The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by maintaining a committee of independent directors for the purposes described in this Charter. The Audit Committee's primary focus shall involve oversight of the quality and integrity of the Company's accounting and financial reporting processes. The Audit Committee's functions may not be limited to accounting and financial matters. The Audit Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to review the financial statements and management's discussion and analysis of financial condition and results of operations contained in the Company's Annual Report.

  •
  Review and appraise the audit efforts of the Company's independent public accountants.

  •
  Provide an open avenue of communication among the independent public accountants, financial and senior management and the Board of Directors.

  •
  Pre-approve permissible non-audit services to be performed for the Company by its independent public accountants.

  •
  Be responsible for the appointment, compensation and oversight of the work of the independent public accountants which audit the Company's financial statements.

        The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

        The Company shall provide the Audit Committee with unrestricted access to all internal and external information available to the Company to facilitate the Audit Committee's fulfillment of its functions and purpose. The Audit Committee does not provide special assurances on the Company's financial statements or financial reporting, but rather serves as one among other means to promote the integrity of the Company's financial statements and financial reporting.

        In fulfilling its duties and responsibilities, the Audit Committee acknowledges the independent public accountants' ultimate accountability to the Board of Directors and the Audit Committee, as representatives of shareholders. In addition, the Audit Committee as representatives of shareholders, acknowledges that it has the ultimate authority and responsibility to select, evaluate, and where appropriate, to replace the Company's independent public accountants.

II.    COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be qualified to be a member of the Audit Committee under the applicable rules set forth by the Securities and Exchange Commission and the National Association of Securities Dealers. In selecting members of the Audit Committee, the Board of Directors shall strive to appoint at least one member who has (1) an understanding of generally accepted accounting principles and financial statements, (2) experience in (a) the preparation or auditing of financial statements of generally

1

comparable companies, and (b) the application of such principles in connection with the accounting for estimates, accruals and reserves, (3) experience with internal accounting controls, and (4) an understanding of Audit Committee functions.

        The members of the Audit Committee shall be elected by the Board of Directors. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a chair by majority vote of the full Committee membership.

III.    MEETINGS

        The Audit Committee shall meet formally at least twice a year, to review, among other matters, the audit scope and approach of the Company's independent public accountants and the results of the completed audit.

        The Audit Committee will also meet, via teleconference, or in person, with the Company's management and its independent public accountants, to make inquires regarding the Company's financial statements and other financial information, prior to the press releases announcing the Company's quarterly and annual financial results.

        As part of its purpose to foster open communication, the Audit Committee will, in its scheduled meetings, include management and the independent public accountants, as necessary. Portions of some of the meetings will be held with only the independent public accountants, portions with only Company management and portions with only the Audit Committee members. The Audit Committee shall report on its meetings to the Board of Directors and may retain legal counsel for the purpose of giving legal advice and maintaining accurate minutes of the meetings.

IV.    RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

        1.    Review and update this Charter periodically as conditions dictate and determine whether it has satisfied its responsibilities under this Charter during the prior year.

        2.    Review and monitor, with the Company's management and the independent public accountants, the Company's financial statements, reports and other financial information submitted to the Securities and Exchange Commission, including the annual 10-K filing, the quarterly 10-Q's, and any other submission containing the Company's financial statements, reports or other financial information, including any certificate, report, opinion or review rendered by the independent public accountants.

        3.    Prepare a report to be included in the Company's annual Proxy Statement regarding the Audit Committee's activities, in accordance with the requirements set forth by the Securities and Exchange Commission.

Independent Public Accountants

        4.    Be responsible for the appointment, compensation and oversight of the work of the independent public accountants which audit the Company's financial statements.

        5.    Review and monitor the scope and approach to the annual audit.

        6.    On an annual basis, the Committee shall ensure the receipt of, and review, a formal written statement from the independent public accountants setting forth all relationships between the public accountant and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent public accountants regarding any disclosed relationships or

2

services that may impact the objectivity and independence of the public accountant and take, or recommend that the Board of Directors take appropriate action to oversee the independence of the public accountant.

        7.    Review the performance of the independent public accountants and discharge such accountants when circumstances warrant in accordance with the fact that the independent public accountants are ultimately responsible to the Board of Directors and to the Audit Committee as representatives of the Company's shareholders.

        8.    Periodically consult with management and the independent public accountants (which, in the discretion of the Committee, may occur out of the presence of management) about internal controls and the quality and accuracy of the Company's financial statements.

        9.    Approve any non-audit services to be provided by the Company's independent public accountants which audit the Company's financial statements.

Financial Reporting.

        10.  In consultation with the independent public accountants and management, monitor the integrity of the Company's financial reporting processes, both internal and external.

        11.  Consider the independent public accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

        12.  Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent public accountants and management.

Process Improvement

        13.  Establish systems of reporting to the Audit Committee by each of management and the independent public accountants regarding any significant judgments and estimates made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments and estimates.

        14.  Following completion of the annual audit, review separately with each of management and the independent public accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

        15.  Review and resolve any significant disagreement among management and the independent public accountants in connection with the preparation of the financial statements.

        16.  Review with the independent public accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

        17.  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters, and the confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters.

        18.  As brought to the attention of the Audit Committee, review conflicts of interest transactions.

        19.  Review management's monitoring of the Company's compliance with the Company's ethical policies and any code of conduct which the Company may from time to time adopt including the

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confidential and anonymous submissions by employees of the Company regarding known or suspected violations of the Company's ethical policies and code of conduct.

        20.  Evaluate whether management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

        21.  Review the activities, organizational structure, and qualifications of the internal finance and accounting department.

        22.  Review legal compliance matters with the Company's counsel.

        23.  Review any legal matter that could have a significant impact on the Company's financial statements with the Company's counsel.

        24.  Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibility.

        25.  The Audit Committee may retain and provide funding for independent legal counsel and other professionals or advisors as the Committee determines necessary to carry out its duties.

        26.  Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

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PROXY	PROXY
FIRST HORIZON PHARMACEUTICAL CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mahendra G. Shah, Ph.D. and Jon S. Saxe and each of them, as proxies with full power of substitution to represent and to vote, as designated on the reverse side of this proxy, all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 16, 2003 at the Company's Corporate Headquarters at 6195 Shiloh Road, Alpharetta, Georgia, 30005, and at any postponement(s) or adjournment(s) thereof and, in such proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR ELECTION NAMED ON THIS PROXY CARD.

(Continued and to be signed on reverse side)

FIRST HORIZON PHARMACEUTICAL CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    /X/

CONTROL NUMBER

The Board of Directors Recommends a vote FOR Item 1 below:

1.	Election of two Class A Directors
	Nominees:	For	Withheld
	Jerry N. Ellis	☐	☐
	John N. Kapoor, Ph.D.	☐	☐
The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a proxy Statement and an Annual Report.
Dated:	, 2003
Signature(s)

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

/*\ FOLD AND DETACH HERE /*\

FIRST HORIZON PHARMACEUTICAL CORPORATION

Your vote is important. Casting your vote in one of the three ways described on this instruction card votes all shares of First Horizon Pharmaceutical Corporation that you are entitled to vote.

Please consider the issues discussed in the proxy statement and cast your vote by:

[graphic]
Accessing the World Wide Web site
http://www.eproxyvote.com/FHRX/ to vote via the internet. Have your control number (located in the upper right corner of the proxy form) available when you access the web page.
[graphic]
Using a touch-tone telephone to vote by phone toll free from the U.S. or Canada. Simply dial 1-866-207-3912 and follow the instructions. Have your control number (located in the upper right corner of the proxy form) available when you call.
[graphic]
Completing, dating, signing and mailing the proxy card in the postage-paid envelope included with the proxy statement or sending it to First Horizon Pharmaceutical Corporation c/o LaSalle Bank N.A., P.O. Box LL, Chicago, IL 60603.

QuickLinks

SOLICITATION AND REVOCATION OF PROXIES
VOTING PROCEDURES
PROPOSAL 1 NOMINATION AND ELECTION OF CLASS A DIRECTORS
Summary Compensation Table
Option Grants in Fiscal Year 2002
Aggregated Option Exercises in Fiscal 2002 and Year-End Option Values
VALUE OF $100 INVESTED ON MAY 31, 2000 AT
INDEPENDENT PUBLIC ACCOUNTANTS
TRANSACTION OF OTHER BUSINESS
FUTURE STOCKHOLDER PROPOSALS
  APPENDIX A
AUDIT COMMITTEE CHARTER OF FIRST HORIZON PHARMACEUTICAL CORPORATION